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                                                                   Exhibit 10.17


                     THE FOLLOWING IS A REDACTED VERSION OF
                      AMENDMENT NO. 4 TO THE OEM AGREEMENT
                          DATED AS OF DECEMBER 18, 1997
                        BY AND BETWEEN STORAGE TECHNOLOGY
                     CORPORATION AND INTERNATIONAL BUSINESS
                              MACHINES CORPORATION.

                       THIS MATERIAL IS BEING SUBMITTED IN
                          CONNECTION WITH A REQUEST FOR
                       CONFIDENTIAL TREATMENT PURSUANT TO
                         RULE 24b-2 UNDER THE SECURITIES
                            AND EXCHANGE ACT OF 1934




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September 19, 1998

[**]
Storage Technology Corporation
2270 South 88th Street
Louisville, Colorado 80028-0001

     Re:  Amendment No. 4
          OEM Agreement dated December 18, 1997, as amended, between International Business Machines Corporation and Storage Technology Corporation (the "OEM Agreement")

Dear [**]:

This letter is an amendment to the above-referenced OEM Agreement. The following changes are hereby made and agreed upon by International Business Machines Corporation ("IBM") and Storage Technology Corporation ("STK") to such agreement:

1. The enclosed Attachment A to this letter that pertains to Iceberg pricing for the years [**] and [**] supersedes and replaces in its entirety the [**] for the year [**] that is contained in Attachment 1 to Exhibit 1, Product Pricing.

2.   The following items are added to [**] in Attachment 2 to Exhibit 1, [**]:

     [**]

3. Section (a) of Attachment 2 to Exhibit 1, [**], is replaced with the following:

     [**]

4.   The following is added to Attachment 2 to Exhibit 1, [**], of the OEM
     Agreement:

     [**]

5. The last two lines in the table of [**] that are in Section 1, Definition of Consigned Goods, in Exhibit 4, Consignment Agreement, are replaced by the following lines:

     [**]

6. [**] relative to the terms of the [**] will not apply to [**] and [**]Products delivered [**].

All other terms and conditions of the OEM Agreement that are unaffected by this amendment shall remain in full force and effect. If your company agrees with the foregoing, please indicate its acceptance by signing both copies of this letter, and returning them to me for IBM's execution.

Sincerely,



[**]

ACCEPTED AND AGREED TO:
STORAGE TECHNOLOGY                                        INTERNATIONAL BUSINESS
CORPORATION                                               MACHINES CORPORATION

[**]`                                                     [**]



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                                  ATTACHMENT A
                                  ------------



                                      [**]






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